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                                                                    Exhibit 23.3






                          INDEPENDENT AUDITORS' CONSENT



We consent to the inclusion in this Registration Statement of Phoenix International Life Sciences, Inc. on Form F-4 of our report related to IBRD-Rostrum Global Inc. and subsidiaries, dated March 4, 1997, and to the reference to us under the heading "Experts" in the proxy statement/prospectus, which is part of this Registration Statement.

DELOITTE & TOUCHE LLP

Costa Mesa, California

April 5, 1999
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